UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant[]

Check the appropriate box:

 [ ]  Preliminary Proxy Statement         [  ] CONFIDENTIAL, FOR USE OF THE
 [x]  Definitive Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
 [ ]  Definitive Additional Materials          RULE 14A-6(E)(2))
 [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           HARRIS INSIGHT FUNDS TRUST
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------
 2) Aggregate number of securities to which transaction applies:


     --------------------------------------------------------------------------

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------
 4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

 5) Total fee paid:

     --------------------------------------------------------------------------

 [ ]   Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)  Amount Previously Paid:

-------------------------------------------------------------------------------

 2)  Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------

 3)  Filing Party:

-------------------------------------------------------------------------------

 4)  Date Filed:

-------------------------------------------------------------------------------

                           HARRIS INSIGHT FUNDS TRUST
                                  (THE "TRUST")
HARRIS INSIGHT EQUITY FUNDS                    HARRIS INSIGHT FIXED INCOME FUNDS
Balanced Fund                                  Convertible Securities Fund
Index Fund                                     Tax-Exempt Bond Fund
Equity Income Fund                             Bond Fund
Growth Fund                                    Intermediate Tax-Exempt Bond Fund
Small-Cap Value Fund                           Intermediate Government Bond Fund
Small-Cap Opportunity Fund
International Fund
Emerging Markets Fund

                  (each a "Fund" and collectively, the "Funds")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 29, 1999

         A special meeting of shareholders of each Fund of the Trust (the "Meeting") will be held at Harris Trust and Savings Bank, 8th floor, 111 West Monroe Street, Chicago, Illinois 60603 on November 29, 1999 at 10:00 a.m. Chicago time, for the following purposes:

1.   To elect a Board of Trustees of the Trust;

2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants;

3. To approve certain changes to the Fund's fundamental investment restrictions;

4. To approve a change to the Fund's fundamental investment restrictions that would permit the Fund to invest all of its assets in an open-end investment company having the same investment objective, policies and restrictions as the Fund;

5. To approve a new Investment Advisory Contract between the Trust and Harris Trust and Savings Bank (the "Adviser") which is substantially identical to the existing Investment Advisory Contract except that the new agreement would expressly authorize the Adviser (with the approval of the Board of Trustees of the Trust) to (i) delegate the day to day portfolio management with respect to all or any portion of the assets of any Fund to one or more portfolio managers (each, a "Subadviser") and (ii) permit a Subadviser to enter into sub-portfolio management contracts on behalf of any Fund managed by the Subadviser.

6. To approve a new Portfolio Management Contract between the Adviser and Harris Investment Management, Inc. ("HIM") which is substantially identical to the existing Portfolio Management Contract except that the new agreement would expressly authorize HIM (with the approval of the Board of Trustees of the Trust) to enter into sub-portfolio management contracts on behalf of any Fund managed by HIM.

7. To approve a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval;

8. To approve a proposed amendment to the Trust's Declaration of Trust to provide for dollar-based voting rights for shareholders; and

9.   To transact such other business as may properly come before the Meeting.


                                               By order of the Board of Trustees



                                                                 Gary M. Gardner
                                                                       Secretary

PLEASE VOTE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

                           HARRIS INSIGHT FUNDS TRUST
                                  (THE "TRUST")


HARRIS INSIGHT EQUITY FUNDS                    HARRIS INSIGHT FIXED INCOME FUNDS

Balanced Fund                                  Convertible Securities Fund
Index Fund                                     Tax-Exempt Bond Fund
Equity Income Fund                             Bond Fund
Growth Fund                                    Intermediate Tax-Exempt Bond Fund
Small-Cap Value Fund                           Intermediate Government Bond Fund
Small-Cap Opportunity Fund
International Fund
Emerging Markets Fund



                  (each a "Fund" and collectively, the "Funds")



                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 29, 1999



--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


                               GENERAL INFORMATION

WHO IS ASKING FOR MY VOTE?

         The Board of Trustees of the Trust is soliciting proxies from the shareholders for use at a special meeting of shareholders of the Trust (the "Meeting") called to be held on November 29, 1999 and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about October 26, 1999.

WHAT AM I VOTING ON?

         The following table shows what proposals are to be voted on by the shareholders of the respective Funds:

FUND WHOSE SHAREHOLDERS
ARE ENTITLED TO VOTE                           PROPOSAL

All Funds...................................  1. Election of a Board of
                                                 Trustees.

Each Fund...................................  2. Ratification of the selection of the Fund's independent
                                                 public accountants.

Each Fund except as otherwise noted.........  3. Approval of certain changes to the Fund's fundamental
                                                 investment restrictions.

Each Fund...................................  4. Approval of a change to the
                                                 Fund's fundamental investment
                                                 restrictions to permit a
                                                 master fund/feeder fund
                                                 structure.

Each Fund...................................  5. Approval of Investment Advisory
                                                 Contract.

Each Fund...................................  6. Approval of Portfolio
                                                 Management Contract.

Each Fund...................................  7. Approval of a proposal to permit Harris Trust and Savings
                                                 Bank, subject to the approval
                                                 of the Trust's Board of
                                                 Trustees, to enter into or
                                                 amend sub-advisory agreements
                                                 with sub-advisers for the Fund
                                                 without obtaining shareholder
                                                 approval.

All Funds...................................  8. Approval of a proposed amendment to the Trust's
                                                 Declaration of Trust to provide
                                                 for dollar-based voting rights
                                                 for shareholders.

         Voting Requirements. With respect to Proposal 1, the election of trustees, shares of all Funds shall be voted in the aggregate and not individually, with each share entitled to one vote. The trustees will be elected by a plurality of all votes cast at the Meeting.

         Approval of each of Proposals 2, 3, 4, 5, 6 and 7 by a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean the lesser of (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Approval of Proposal 8 requires the affirmative vote of more than 50% of the shares of each Fund entitled to be voted. Shareholders of a Fund are entitled to vote only on a Proposal that affects that particular Fund.

WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on October 1, 1999 are entitled to vote at the Meeting and any adjournment thereof. The Trust is composed of thirteen separate Funds. Each Fund of the Trust, except the Index Fund, offers three classes of shares, N Shares, A Shares and Institutional Shares (collectively, the "Shares"). The Index Fund offers two classes of shares, N Shares and Institutional Shares. As of October 1, 1999, there were 133,226,128 shares of beneficial interest of the Trust outstanding, comprised of the following Shares:


         Balanced Fund - 3,412,302
         Index Fund - 16,230,224
         Equity Income Fund - 3,805,950
         Growth Fund - 6,282,751
         Small-Cap Value Fund - 4,325,358
         Small-Cap Opportunity Fund - 17,671,034
         International Fund - 16,729,068
         Emerging Markets Fund - 3,811,475
         Convertible Securities Fund - 1,818,440
         Tax-Exempt Bond Fund - 15,257,832
         Bond Fund - 18,280,377
         Intermediate Tax-Exempt Bond Fund - 19,194,006
         Intermediate Government Bond Fund - 6,407,311

HOW DO I VOTE?

         You may vote in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. Your properly executed proxy received prior to the Meeting will be voted at the Meeting and any adjournment thereof in accordance with your instructions marked on the proxy. If there are no voting instructions on a proxy, your proxy will be voted FOR the approval of the Proposals described in this Proxy Statement. You may revoke your proxy at any time prior to the Meeting by giving written notice to PFPC Inc., the Trust's sub-transfer agent, at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting.

         If a quorum of shareholders of any Fund is not present or represented at the Meeting, or if sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
Any adjournment will require the affirmative vote of a majority of Shares of such Fund represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the Proposals will be voted AGAINST such adjournment. A shareholder vote may be taken on any Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of any adjournment, the Trust will continue to solicit proxies.

         Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Accordingly, abstentions and broker non-votes effectively will be votes AGAINST adjournment. Broker non-votes are Shares held in a broker's name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposals. In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN will result in the Shares covered by the proxy being treated as if they were voted AGAINST the Proposals.

PROPOSAL 1: ELECTION OF TRUSTEES

         The Trust's By-Laws state that each trustee shall retire on December 31 of the year during which the trustee becomes age 72. As a result of this policy, Ernest M. Roth, who has been a Trustee since 1995, is scheduled to retire at the end of this year. Accordingly, the Nominating Committee has proposed a slate of six nominees listed below to serve as trustees of the Trust. Messrs. Fiedler, Gerst, McCarter and Roth were elected to the Board of Trustees by vote of sole shareholder at the inception of the Trust on December 6, 1995. Ms. Jarrett and Ms. Wolff are recommended for election by shareholders for the first time, although Ms. Wolff is currently a Trustee, having been appointed by the Board on February 5, 1998, effective as of July 16, 1998. Mr. Roth shall continue to serve as a trustee until December 31, 1999 and the election of Ms. Jarrett to the Board of Trustees shall be effective January 1, 2000.

         The six nominees who are proposed to be elected as trustees of the Trust shall serve until their successors are elected and qualified or until their earlier death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a trustee.

         A shareholder using the enclosed form of proxy may vote for all or for any of the nominees to the Trust's Board of Trustees or withhold his or her vote from all or any of the nominees. If, for any reason, a nominee shall become unavailable for election, votes cast on the enclosed proxy card may be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes at the Meeting. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding the nominees:

NAME AND AGE AT       TRUSTEE    PRINCIPAL OCCUPATION DURING
SEPTEMBER 1, 1999       SINCE    PAST FIVE YEARS AND DIRECTORSHIPS
--------------------------------------------------------------------------

Edgar R. Fiedler         1995    Senior Fellow and Economic Counselor, The
70                               Conference Board; and Director or Trustee,
                                 The Stanley Works (tool manufacturer), AARP-
                                 Income Trust, Scudder Institutional Funds,
                                 Scudder Pathway Series, Farmer's Investment
                                 Trust, Brazil Fund and PEG Capital Management
                                 (investment companies).

C. Gary Gerst            1995    Chairman Emeritus,  Jones Lang LaSalle,
                                 formerly LaSalle Partners Ltd. (real estate investment manager and consulting firm); and Director, Nonlinear Dynamics, Inc.
                                 (applications software producer) and Florida
                                 Office Property Company,Inc. (real estate investment fund).

Valerie B. Jarrett       ----    Executive Vice President, The Habitat Company
43                               (residential property developer) since 1995;
                                 and Chairman and Chief Executive Officer,
                                 Chicago Transit Authority since 1995;
                                 Commissioner, City of Chicago, Department of
                                 Planning and Development prior thereto; and Director, USG Corporation (building materials manufacturer).

John W. McCarter, Jr.    1995    President and Chief Executive Officer, The
61                               Field Museum of Natural History since 1996;
                                 Senior Vice President and Director, Booz-Allen
                                 & Hamilton, Inc. (consulting firm) prior thereto; and Director of W. W. Grainger, Inc.
                                 (industrial distributor), A. M. Castle, Inc.
                                 (metals distributor), Pittway Corporation
                                 (alarm manufacturer and distributor), and
                                 LaSalle Partners U.S. Real Estate Fund
                                 (investment company).

NAME AND AGE AT       TRUSTEE    PRINCIPAL OCCUPATION DURING
SEPTEMBER 1, 1999       SINCE    PAST FIVE YEARS AND DIRECTORSHIPS
--------------------------------------------------------------------------

Ernest M. Roth           1995    Consultant; Retired Senior Vice President
72                               and Chief Financial Officer, Commonwealth
                                 Edison Company (electric utility); Director,
                                 LaRabida Children's Hospital; and Chairman,
                                 LaRabida Children's Foundation.

Paula Wolff              1998    President, Governors State University; Trustee,
54                               University of Chicago; Chair, University of
                                 Chicago Hospitals; and Director, Ariel Capital
                                 Management, Inc. (investment manager).

         The following table shows certain information regarding the beneficial ownership of shares of each Fund of Harris Insight Funds Trust and each Fund of HT Insight Funds, Inc. as of October 18, 1999 by the nominees, the trustees, and all trustees and officers of each Fund as a group. The information in the table is based on information obtained from the nominees, trustees and officers, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, all of the shares over which such person, directly or indirectly, had or shared voting or investment power have been deemed beneficially owned.

NAME                    FUND                                 NUMBER OF SHARES

Edgar R. Fiedler        Short/Intermediate Bond Fund (1)                  871

C. Gary Gerst           Equity Fund (1)                                   640
                        Emerging Markets Fund                           1,319

Valerie B. Jarrett                                                       None

John W. McCarter, Jr.   Equity Fund (1)                                 1,478
                        Equity Income Fund                              1,368
                        International Fund                              1,532
                        Convertible Securities Fund                       857

Ernest M. Roth          Tax-Exempt Money Market Fund (1)              120,000
                        Government Money Market Fund (1)               69,098

Paula Wolff             International Fund                                697
                        Emerging Markets Fund                           1,399

NAME                    FUND                                 NUMBER OF SHARES

All trustees and        Equity Fund (1)                                 2,118
officers as a group (2) Short/Intermediate Bond Fund (1)                  871
                        Tax-Exempt Money Market Fund (1)              120,000
                        Government Money Market Fund (1)               69,098
                        Equity Income Fund                              1,368
                        International Fund                              2,229
                        Convertible Securities Fund                       857
                        Emerging Markets Fund                           2,718

(1) A series of the HT Insight Funds, Inc.
(2) The trustees and officers as a group did not own beneficially more than 1% of the shares of any Fund.


         Mr. Gerst is Chairman of the Board of Trustees. The Board of Trustees has an Audit Committee, Nominating Committee and Pricing Committee. Each member of the Board of Trustees is also a member of each committee. The Audit Committee is responsible for recommending independent public accountants to audit financial statements of the Funds and reviewing the scope and results of the audits. The Nominating Committee is responsible for recommending nominees for election as Trustees. The Pricing Committee determines a fair value of portfolio securities in cases when a market quotation is not readily available or a Fund's investment adviser believes that a market quotation or valuation provided by an approved pricing methodology does not represent a fair value.

         Each trustee also serves as a director of HT Insight Funds, Inc. (the "Company"). For his or her services to the Trust and the Company, each trustee/director receives aggregate compensation of an annual retainer of $15,000 ($22,500 in the case of the Chairman of the Board), a fee for attendance at meetings of one or both boards of $3,500 (or $500 if attendance is by telephone) and a fee for attendance at a meeting of any committee of one or both boards of $1,000 (or $250 if attendance is by telephone). During the fiscal year ended December 31, 1998, the Board of Trustees met five times, the Audit Committee met twice, the Nominating Committee did not meet and the Pricing Committee met once. Each of the current trustees attended 75% or more of the meetings of the Board of Trustees and committees of the Board. The following table shows the aggregate compensation received by the trustees for 1998:

                                                     FROM THE FUND COMPLEX(1)
                                                     -----------------------
                           FROM THE TRUST              AVERAGE
NAME OF TRUSTEE                 (13 FUNDS)            PER FUND         TOTAL
----------------------------------------------------------------------------
C. Gary Gerst, Chairman           $12,450               $2,306       $41,500
Edgar R. Fiedler                   10,200                1,889        34,000(2)
John W. McCarter, Jr.              10,200                1,889        34,000
Ernest M. Roth                     10,200                1,889        34,000
Paula Wolff(3)                      5,100                  944        17,000

(1) "Fund Complex" includes the Trust (which has 13 Funds) and the Company (which has five Funds). Trustees fees are borne by the respective Funds in proportion to their respective net assets.

(2) For the period June 1988 through December 31, 1998, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $208,083 pursuant to the Deferred Compensation Plan of the Fund Complex for its independent directors/trustees.

(3)  Became a trustee on July 16, 1998.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" EACH NOMINEE INCLUDED IN PROPOSAL 1.


PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE
            TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Trustees has selected PricewaterhouseCoopers LLP ("PWC") to serve as independent public accountants to audit the financial statements of each Fund for the fiscal year ending December 31, 1999. PWC has advised the Trust that neither it, nor any of its members, has any other relationship with the Trust, and that none of them has any direct or indirect material financial interest in the Trust. No representatives of PWC are expected to be present at the Meeting, although a representative will be available via teleconference to answer any shareholder questions. PWC has served as the auditor for the Funds since inception.


                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 2.


PROPOSAL 3: APPROVAL OF CERTAIN CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT
            RESTRICTIONS

         Harris Trust and Savings Bank, the Funds' investment adviser (the "Adviser"), and Harris Investment Management, Inc., the portfolio management agent for the Funds ("HIM"), conducted an analysis of each Fund's fundamental and non-fundamental investment restrictions and, where practical and consistent with a Fund's investment objective, recommended to the Board of Trustees certain changes in the restrictions in order to provide greater investment flexibility and to increase standardization among the Funds and thereby promote operating efficiencies and facilitate compliance monitoring.

         Those specific investment restrictions that are designated "fundamental" can be changed only by shareholder vote. Accordingly, the Board of Trustees has approved and recommends for submission to each Fund's shareholders for their approval amendments to certain of the Funds' fundamental investment restrictions and reclassification of certain restrictions as non-fundamental. Each of the following proposals applies to all the Funds unless otherwise specified.



A. LIMITATION REGARDING DIVERSIFICATION [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding diversification is proposed to be amended and reclassified as a non-fundamental investment restriction. The text of the current restriction follows with the text of the proposed restriction in italics:

                 Each Fund is diversified as that term is defined in the 1940 Act. As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund (other than a Money Market
         Fund) may be invested without regard to this limitation. Notwithstanding that policy, each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.

                 [No diversified Fund may,] with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

        Discussion. The changes contemplated above would provide each of the Money Market Funds with greater investment flexibility by permitting those Funds to invest up to 25% of their total assets without regard to the current limitation. Although this would not change these Funds' legal status as a diversified investment company, it could result in reduced diversification for up to 25% of a Fund's portfolio to the extent permitted under the 1940 Act. To the extent that a portion of a Fund's total assets is invested in a smaller number of issuers as a result of this change, the possibilities for losses or gains on such investments will be increased over what they would have been had the 5% of total assets limit continued to apply to all of the Fund's assets. The proposed changes, together with Proposal 4 discussed below, also exclude from the 5% limitation investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure. A non-fundamental investment restriction may be changed by the Board of Trustees without shareholder approval.



B. LIMITATION REGARDING INVESTMENT IN ANY ONE ISSUER [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding investment in the securities of a single issuer is proposed to be amended and reclassified as a non-fundamental investment restriction. The text of the current restriction follows with the text of the proposed restriction in italics:

                 As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer. [each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                 [No Fund may,] with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         Discussion. The changes are proposed in order to clarify the language of the current restriction and, in conjunction with Proposal 4 discussed below, exclude from the 10% limitation investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure. A non-fundamental investment restriction may be changed by the Board of Trustees without shareholder approval.



C.   LIMITATION REGARDING CONCENTRATION [ALL FUNDS]

        Each Fund's fundamental investment restriction regarding concentration in the securities of issuers in a single industry is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, no Fund may purchase the securities of issuers conducting their principal business activity in the same industry if, as an immediate result of the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. That limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (ii) U.S. Government Securities; and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments. Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry. [...each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                 [No Fund may] invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that (a) this restriction does not apply to investments in (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, (ii) municipal obligations (for purposes of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), and
         (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments, and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         Discussion. The changes are proposed in order to clarify the language of the current restriction and omit any unnecessary discussion regarding a non-fundamental policy and, in conjunction with Proposal 4 discussed below, permit investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure.

D. LIMITATION REGARDING BORROWING AND PURCHASES OR SALES OF COMMODITIES, FUTURES AND OPTIONS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding borrowing and purchases or sales of commodities, futures and options is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 [No Fund may]...borrow money (except that each Fund may borrow from banks up to 10% of the current value of such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by such Fund while, with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds, any such borrowing exists and, with respect to the remaining Funds, any aggregate borrowings in excess of 5% exist).

                 [No Fund may] purchase or sell ... commodities or commodity contracts (except (i) with respect to the Short/Intermediate Bond Fund, the Equity Fund and the Money Market Funds, stock index futures and options on stock indices, (ii) with respect to the International Fund, futures, options, options on futures and forward contracts, and (iii) with respect to the remaining Funds, futures, options and options on futures).

                 [No Fund may] borrow money except to the extent permitted by applicable law, regulation or order.

         Discussion. The changes are proposed in order to modify the current restriction to correspond to current regulatory positions with regard to borrowings and apply the restriction equally to all Funds.



E.   LIMITATION REGARDING ISSUANCE OF SENIOR SECURITIES [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the issuance of senior securities is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 [No Fund may] issue senior securities...

                 [No Fund may] issue any senior security except to the extent permitted by applicable law, regulation or order.

        Discussion. The changes are proposed in order to permit the issuance of senior securities to the extent authorized by law.

F. LIMITATION REGARDING THE UNDERWRITING OF A DISTRIBUTION OF THE SECURITIES OF OTHER ISSUERS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the underwriting of a distribution of the securities of other issuers is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 [No Fund may] underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting;

                 [...each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                 [No Fund may] underwrite the distribution of securities of other issuers; however, (a) the Fund may acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         Discussion. The changes are proposed to identify investments permitted under the 1940 Act and, in conjunction with Proposal 4 discussed below, permit investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure.



G. LIMITATION REGARDING LOANS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding loans is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 [No Fund may] make loans, except loans of portfolio securities and except that each Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities [...each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                 [No Fund may] make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements,1 (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities [the Fund will not lend securities having a value in excess of 33-1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).]

         Discussion. The changes are proposed in order to clarify the language of the current restriction, permit participation in an interfund lending program and, in conjunction with Proposal 4 discussed below, permit investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure.



H. LIMITATION REGARDING THE PURCHASE OR SALE OF REAL ESTATE AND RELATED INVESTMENTS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the purchase or sale of real estate and related investments is proposed to be amended. The text of the current restriction follows with the text of the proposed restrictions in italics:

                 [No Fund may] purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships.

                 [No Fund may] purchase or sell real estate or interests in real estate, although it may invest in securities secured by interests in real estate and securities of enterprises that invest in real estate or interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of rights as a holder of debt obligations secured by real estate or interests therein .

         Discussion. The changes are proposed in order to clarify the types of investments permitted under the 1940 Act by this restriction.




-----------------
(1) A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

I. LIMITATIONS REGARDING THE PURCHASE OR SALE OF COMMODITIES OR COMMODITY CONTRACTS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the purchase or sale of commodities or commodity contracts is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 [No Fund may] purchase or sell ... commodities or commodity contracts (except (i) with respect to the Short/Intermediate Bond Fund, the Equity Fund and the Money Market Funds, stock index futures and options on stock indices, (ii) with respect to the International Fund, futures, options, options on futures and forward contracts, and
         (iii) with respect to the remaining Funds, futures, options and options on futures)

                 [No Fund may] purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

         Discussion. The changes are proposed in order to simplify the language of the current restriction and apply it equally to all Funds.



J. LIMITATION REGARDING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the purchase of securities of other investment companies is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 the Short/Intermediate Bond Fund, the Equity Fund or a Money Market Fund, [may not] purchase securities of other investment companies, except securities of certain money market funds in accordance with the respective Fund's investment objectives and policies and to the extent permissible under the 1940 Act, and except in connection with a merger, consolidation, acquisition, spin-off or reorganization.

                 [...each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                 [No Fund may] invest in the securities of other investment companies except to the extent permitted by applicable law, regulation or order or rule of the SEC.

         Discussion. The changes are proposed in order to apply this restriction equally to all Funds and, in conjunction with Proposal 4 discussed below, permit investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure.



K. LIMITATIONS REGARDING THE PURCHASE OF SECURITIES ON MARGIN [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the purchase of securities on margin is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 [No Fund may] purchase securities on margin (except (i) with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds, for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in stock index futures contracts, and (ii) with respect to the remaining Funds, for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in futures, options and options on futures) or (except with respect to Emerging Markets Fund) make short sales of securities;

                 [No Fund may] purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities.

         Discussion. The changes are proposed in order to: 1) simplify the language of the current restriction; 2) apply the restriction equally to all Funds; and 3) prohibit certain transactions not permitted under existing laws and regulations. It is also proposed that this restriction be reclassified as "non-fundamental." A non-fundamental restriction may be changed by the Board of Trustees without shareholder approval.



L. LIMITATION REGARDING INVESTMENTS IN ILLIQUID SECURITIES [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding investments in illiquid securities is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 the Equity Fund, the Short/Intermediate Bond Fund or a Money Market Fund [may not], invest an amount in excess of 10% (and 15% for the Emerging Markets Fund) of the current value of such Fund's net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, securities that are not readily marketable and other illiquid securities (including certain GICs and BICs);

                 [No Fund may] invest more than 15% (10% in the case of a Money Market Fund) of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

         Discussion. The changes are proposed in order to simplify the language of the current restriction and clarify that the restriction applies equally to all Funds (but with a different limit for the Money Market Funds). It is also proposed that this restriction be reclassified as "non-fundamental." A non-fundamental restriction may be changed by the Board of Trustees without shareholder approval.



M. LIMITATION REGARDING SHORT SALES OF SECURITIES [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding short sales of securities is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                 [No Fund may] (except with respect to Emerging Markets Fund) make short sales of securities;

                 [No Fund may] make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales.

         Discussion. The changes are proposed in order to apply the restriction equally to all Funds and to conform with current mutual fund practice and regulations. It is also proposed that this restriction be reclassified as "non-fundamental." A non-fundamental restriction may be changed by the Board of Trustees without shareholder approval.

N. DELETION OF RESTRICTION REGARDING INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT [ALL FUNDS]

         It is proposed that each Fund's fundamental investment restriction regarding investment for the purpose of exercising control or management be deleted. The text of the current restriction follows:

                 [No Fund may] make investments for the purpose of exercising control or management.

         Discussion: When the current restriction was adopted, the Trust was subject to the laws of certain states which required this specific policy on investing for the purpose of management or control. Since the enactment of the National Securities Markets Improvement Act, the states no longer have jurisdiction over this policy of the Trust with regard to investment for the purpose of management or control.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                      VOTE "FOR" EACH OF PROPOSALS 3A - 3N.



PROPOSAL 4: APPROVAL OF A MASTER FUND/FEEDER FUND STRUCTURE

         The Board of Trustees has approved and recommends that shareholders of each Fund approve a proposal to permit each Fund to invest substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (the "Master Fund/Feeder Fund Structure"). Prior to any such actual investment, however, the Board of Trustees would be required to approve the transaction and shareholders would be notified. The purpose of such an arrangement is to achieve certain operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. Although the Board of Trustees has not determined that any of the Funds should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of some or all of the Funds at some future date.

         Certain restrictions set forth in the Trust's Fundamental Investment Restrictions currently prohibit or limit investment by a Fund in another investment company as described above. In order to facilitate conversion to a Master Fund/Feeder Fund Structure, the following is proposed to be adopted as a fundamental investment policy of each Fund:

         "None of the foregoing investment policies or restrictions of the Fund shall prohibit the Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company having the same investment objective and substantially similar policies and restrictions."

         If this proposal is approved by shareholders of a Fund, the Board of Trustees could vote at some time in the future to convert the Fund into a "Feeder Fund" under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

         Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, the Feeder Fund would continue to pursue its then current investment objective and policies in substantially the same manner, except that it would pursue that objective through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to other feeder funds or other investors in addition to the Feeder Fund, would invest in the same type of securities in which the Fund would have directly invested, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

         By investing substantially all of its assets in a Master Fund, a Feeder Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of other Feeder Funds. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

         If a Fund invests substantially all of its assets in a Master Fund, the Fund would no longer require portfolio management services. For this reason, if the Board of Trustees were to convert a Fund into a Feeder Fund, the existing investment advisory agreement between the Trust and the Adviser relating to that Fund would be terminated, although the Feeder Fund would continue to have an administration agreement with the Adviser or another party for the provision of certain administrative services on terms approved by the non-interested Trustees of the Trust.

         Master Funds. The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund which would invest in it. If the Proposal is adopted and if the Board of Trustees were to vote to convert a Fund into a Feeder Fund, the Fund's assets would no longer be directly invested in the securities of multiple issuers, but rather would be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the 1940 Act. Since the assets of the

Master Fund would be invested in a portfolio of securities substantially similar to those in which the Feeder Fund is authorized to invest, the Board of Trustees believes that there would be no material differences in risk to shareholders of a Fund investing indirectly through a Master Fund rather than directly in the types of securities in which the Fund is authorized to invest.

         A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restriction of the Feeder Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Feeder Fund's assets in accordance with its investment objective and policies.

         Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

         Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based on the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which would be the same time and days that the Feeder Fund uses for this purpose.

         Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. Similar to the Trust, a Master Fund would not be required to hold annual meetings of its shareholders, but the Master Fund would be required to hold special meetings of shareholders when, in the judgment of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in a Master Fund have rights similar to those of Feeder Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to shareholders.

         Each Master Fund shareholder would be entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund would not be transferable, but a shareholder (such as a Feeder Fund) could redeem all or any portion of its investment at any time at net asset value.

         Tax Considerations. The implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Funds or their shareholders. As a condition of and prior to implementation of conversion of a Fund to a Master Fund/Feeder Fund Structure, the Trust would either obtain a private letter ruling from the Internal Revenue Service or receive an opinion of counsel that no gain or loss for Federal income tax purposes would be recognized by the Feeder Fund, the Master Fund, or the shareholders of the Feeder Fund in connection with the transfer of the Feeder Fund's assets to the Master Fund in exchange for shares of beneficial interest in the Master Fund.

         A Feeder Fund would continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund would not pay any Federal income or excise taxes. Any Master Fund would qualify and elect to be treated as a "partnership" under the Code and, therefore, would also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to a Feeder Fund will be distributed by the Feeder Fund to its shareholders, and such payments will be subject to Federal and applicable state income taxes on that Feeder Fund's shareholders.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 4.



PROPOSAL 5: TO APPROVE A NEW INVESTMENT ADVISORY CONTACT BETWEEN THE TRUST AND
            THE ADVISER WHICH IS SUBSTANTIALLY IDENTICAL TO THE EXISTING INVESTMENT ADVISORY CONTRACT EXCEPT THAT THE NEW AGREEMENT WOULD EXPRESSLY AUTHORIZE THE ADVISER (WITH THE APPROVAL OF THE BOARD
            OF TRUSTEES OF THE TRUST) TO (I) DELEGATE DAY TO DAY PORTFOLIO MANAGEMENT WITH RESPECT TO ALL OR ANY PORTION OF THE ASSETS OF
            ANY FUND TO ONE OR MORE SUBADVISERS AND (II) PERMIT A SUBADVISER TO ENTER INTO SUB-PORTFOLIO MANAGEMENT CONTRACTS ON BEHALF OF ANY FUND MANAGED BY THE SUBADVISER.

TERMS OF THE PRESENT INVESTMENT ADVISORY CONTRACT

        The Adviser serves as the investment adviser to the Trust pursuant to an Investment Advisory Contract dated February 23, 1996. The present Investment Advisory Contract was approved by the Trust's then-sole shareholder in February of 1996 before the Trust commenced operations. Under the present Investment Advisory Contract, the Adviser furnishes investment advisory services to each Fund. The Adviser is authorized to delegate the day to day portfolio management of any Fund to a Subadviser. A Subadviser acts in a capacity similar to that of the portfolio manager in a more traditional mutual fund advisory structure that does not involve a Subadviser. Specifically, a Subadviser, like a portfolio manager in a more traditional structure, manages a Fund's assets under the oversight and supervision of the Adviser. The Adviser exercises oversight and supervision of the applicable Fund's investment affairs as conducted by a Subadviser.

        Under the current Investment Advisory Contract, the fees payable to the Adviser are as follows:



                                         ANNUAL RATE
                                        OF ADVISORY FEE              AGGREGATE
                                       (AS A PERCENTAGE              ADVISORY
FUND (SERIES)                           OF NET ASSETS)             FEES FOR 1998
-------------                           --------------             -------------

Equity Income Fund                           0.70 %               $    360,398
Growth Fund                                  0.90                    1,191,917
Index Fund                                   0.25                      818,579
Small-Cap Opportunity Fund                   1.00                    2,858,643
Small-Cap Value Fund                         0.80                      887,045
International Fund                           1.05                    1,932,241
Emerging Markets Fund                        1.25                      238,897
Balanced Fund                                0.60                      382,132
Convertible Securities Fund                  0.70                      364,871
Bond Fund                                    0.65                    1,107,053
Intermediate Government Bond Fund            0.65                      682,626
Tax-Exempt Bond Fund                         0.60                    1,058,237
Intermediate Tax-Exempt Bond Fund            0.60                    1,193,836


DIFFERENCES BETWEEN PROPOSED AND PRESENT INVESTMENT ADVISORY CONTRACTS

         The terms of the proposed Investment Advisory Contract and the present Investment Advisory Contract are essentially identical except for two changes. First, the proposed Investment Advisory Contract authorizes the Adviser (with the approval of the Board of Trustees of the Trust) to enter into Subadvisory Contracts with one or more Subadvisers to act as a portfolio manager with respect to all or a portion of the assets of any Fund. Second, the proposed Investment Advisory Contract authorizes the Adviser to authorize a Subadviser (with the approval of the Board of Trustees of the Trust) to enter a sub-portfolio management contract with one or more Sub-subadvisers on behalf of any Fund managed by the Subadviser. The Adviser would continue to be responsible for the supervision and oversight of a Subadviser's performance under a Subadvisory Contract and a Sub-subadviser's performance under a sub-portfolio management contract. At its meeting on October 18, 1999, the Board of Trustees of the Trust voted to approve the proposed Investment Advisory Contract.

         In considering the proposed Investment Advisory Contract, the trustees recognized that there may be circumstances under which it would be advantageous to a Fund for the Subadviser (with approval of the Adviser and the Board of Trustees of the Trust) to be able to delegate portfolio management responsibilities for all or a portion of that Fund's assets to another portfolio manager having particular investment expertise not available through the Adviser or Subadviser.



ADDITIONAL INFORMATION ON THE PROPOSED AND PRESENT INVESTMENT
ADVISORY CONTRACTS

         The proposed Investment Advisory Contract will remain in force with respect to each Fund until May 1, 2001, and from year to year thereafter, subject to annual approval by (i) the Board of Trustees of the Trust or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Investment Advisory Contract may be terminated as to any Fund at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding shares of the applicable Fund, or by the Adviser, and would automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         A form of the proposed Investment Advisory Contract is attached as Appendix A and this summary of its terms is qualified in its entirety by reference to Appendix A.

         Information Concerning the Adviser. The Adviser, an Illinois-state chartered bank and a member of the Federal Reserve System, is the successor to the investment banking firm of N.W. Harris & Co., which was organized in 1882 and incorporated in 1907. As of June 30, 1999, the Adviser had total discretionary assets under management of approximately $29.9 billion and was the largest of 28 banks owned by Harris Bankcorp, Inc., 111 West Monroe Street, Chicago, Illinois 60603. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., 111 West Monroe Street, Chicago, Illinois 60603, which is a wholly-owned subsidiary of Bank of Montreal, First Canadaian Place, 100 King Street West, Toronto Ontario M5X1A1, Canada, a publicly-traded Canadian banking institution. The directors and principal executive officers of the Adviser are:

DIRECTORS
Pastora San Juan Cafferty, Professor, University of Chicago
F. Anthony Comper, President and CEO, Bank of Montreal
Susan T. Congalton, Managing Director, Lupine Partners
Wilbur H. Gantz, Chairman of the Board and CEO, PathoGenesis Corporation
James J. Glasser, Chairman Emeritus, GATX Corporation
Leo M. Henikoff, President and CEO, Rush-Presbyterian-St. Luke's Medical Center Richard M. Jaffee, Chairman, Oil-Dri Corporation of America
Edward W. Lyman, Jr., Vice Chair of the Board, Harris Bank
Alan G. McNally, Chairman of the Board and CEO, Harris Bank
Charles H. Shaw, Chairman, The Shaw Company
Richard E. Terry, Chairman and CEO, Peoples Energy Corporation
James O. Webb, President, James O. Webb & Associates, Inc.

EXECUTIVE OFFICERS
Alan G. McNally, Chairman of the Board and CEO
Edward W. Lyman, Jr., Vice Chair of the Board
Jeffrey D. Butterfield, Executive Vice President
Dennis L. Dean, Executive Vice President
Emilia G. DiMenco, Executive Vice President
Louis F. Lanwermeyer, Executive Vice President
Michael W. Lewis, Executive Vice President
Erin E. McInerney, Executive Vice President
Peter B. McNitt, Executive Vice President
Charles Piermarini, Executive Vice President
Steven R. Rothbloom, Executive Vice President
Randall W. Teteak, Executive Vice President
William E. Thonn, Executive Vice President
Charles R. Tonge, Executive Vice President
Philip A. Washburn, Executive Vice President and Chief Credit Officer William W. Whipple, Executive Vice President
Edward J. Williams, Executive Vice President
Michael E. Godwin, Senior Vice President
Pierre O. Greffe, Senior Vice President and CFO
Michael B. Lowe, Senior Vice President
Paul V. Reagan, Senior Vice President and U.S. General Counsel
Michael D. Williams, Senior Vice President
Sohrab Zargharn, Senior Vice President and Auditor
Yasmin T. Bates, Regional President

         The address of each director and principal executive officer is 111 West Monroe Street, Chicago, Illinois 60603.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 5.



PROPOSAL 6: TO APPROVE A NEW PORTFOLIO MANAGEMENT CONTRACT BETWEEN THE ADVISER
            AND HIM WHICH IS SUBSTANTIALLY IDENTICAL TO THE EXISTING PORTFOLIO MANAGEMENT CONTRACT EXCEPT THAT THE NEW AGREEMENT WOULD EXPRESSLY AUTHORIZE HIM (WITH THE APPROVAL OF THE BOARD OF TRUSTEES OF THE TRUST) TO ENTER INTO A SUB-PORTFOLIO MANAGEMENT CONTRACT ON BEHALF OF ANY FUND MANAGED BY HIM.

TERMS OF THE PRESENT PORTFOLIO MANAGEMENT CONTRACT

         HIM serves as the portfolio management agent for the Trust pursuant to the Portfolio Management Contract dated February 23, 1996. The present Portfolio Management Contract was approved by the Trust's then-sole shareholder in February of 1996 before the Trust commenced operations. Under the present Portfolio Management Contract, HIM is responsible for all purchase and sales transactions and for providing all daily management services to each Fund, except that in the case of the International Fund and the Emerging Markets Fund, HIM delegates those responsibilities to Hansberger Global Investors, Inc. ("Hansberger"). The Adviser pays the portfolio management fees of HIM and HIM pays the portfolio management fees of Hansberger.

DIFFERENCES BETWEEN PROPOSED AND PRESENT PORTFOLIO MANAGEMENT CONTRACTS

         The terms of the proposed Portfolio Management Contract and the present Portfolio Management Contract are essentially identical except for one change. The proposed Portfolio Management Contract expressly authorizes HIM (with the approval of the Adviser and the Board of Trustees of the Trust) to delegate to one or more Sub-subadvisers its portfolio management responsibilities under that Contract with respect to all or a portion of the assets of any Fund. The Adviser and HIM would continue to be responsible for the supervision and oversight of a Sub-subadviser's performance under a sub-portfolio management contract. At its meeting on October 18, 1999, the Board of Trustees of the Trust voted to approve the proposed Portfolio Management Contract.

         In considering the proposed Portfolio Management Contract, the trustees recognized that there may be circumstances under which it would be advantageous to a Fund for HIM (with the approval of the Adviser and the Board of Trustees of the Trust) to be able to delegate portfolio management responsibilities for all or a portion of that Fund's assets to another portfolio manager having particular investment expertise not available through the Adviser or HIM.

ADDITIONAL INFORMATION ON THE PROPOSED AND PRESENT PORTFOLIO MANAGEMENT
CONTRACTS

         The proposed Portfolio Management Contract will remain in force with respect to each Fund until May 1, 2001, and from year to year thereafter, subject to annual approval by (i) the Board of Trustees of the Trust or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Portfolio Management Contract may be terminated as to any Fund at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding shares of the applicable Fund, or by the Adviser and would automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         A form of the proposed Portfolio Management Contract is attached as Appendix B and this summary of its terms is qualified in its entirety by reference to Appendix B.

         Information Concerning HIM. HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. As of June 30, 1999, HIM managed approximately $14.1 billion in assets. The directors and principal executive officers of HIM are:



DIRECTORS                            EXECUTIVE OFFICERS
Peter P. Capaccio                    Donald G. M. Coxe, Chairman of the Board
Donald G. M. Coxe                    William O. Leszinske, President
William O. Leszinske                 Randall J. Johnson, Treasurer
Edward W. Lyman, Jr.                 Blanche O. Hurt, Secretary
Brian J. Steck                       Andrea J. Torok, Assistant Secretary
Wayne W. Thomas
William E. Thonn

         Each director's principal occupation is as an employer of the Adviser or HIM. The address of each director and principal executive officer is 190 South LaSalle Street, Chicago, Illinois 60690.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 6.

PROPOSAL 7: APPROVAL OF A PROPOSAL TO PERMIT HARRIS TRUST AND SAVINGS BANK,
            SUBJECT TO THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITH SUBADVISERS FOR THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL.

         The Trust proposes to operate in a manner in which it may from time to time, to the extent permitted by any exemption or exemptions granted by the SEC, permit the Board of Trustees of the Trust to authorize the Adviser to enter into new or amended agreements with sub-advisers with respect to the Funds without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Funds pursuant to such sub-advisory agreements.

         The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written contract which has been approved by a vote of the fund's shareholders and by a vote of a majority of the trustees of the fund who are not parties to such contract or agreement or interested persons of any party to such contract or agreement. However, the Trust and the Adviser have applied to the SEC for an exemption from the shareholder approval requirement with respect to new or amended sub-advisory agreements that may be entered into from time to time between the Adviser and sub-advisers with respect to the Funds, under certain circumstances and subject to certain conditions (the "Exemption Application"). If the SEC grants an exemptive order as sought in the Exemption Application or any amendment thereto (the "Exemptive Order"), the Adviser would be permitted, under certain conditions, to enter into new or amended sub-advisory agreements, including agreements with new sub-advisers (including, if permitted by the Exemptive Order, a sub-adviser that is affiliated with the Funds or the Adviser), and agreements with existing sub-advisers if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing sub-advisory agreement. Nonetheless, under the 1940 Act, even if the Exemptive Order is granted, any sub-advisory agreement would be subject to approval by a majority of the Trustees of the Trust who are not parties to or interested persons of any party to the agreement. Furthermore, the Trust would still require shareholder approval to amend its Advisory Agreement with the Adviser (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new Advisory Agreement with the Adviser or any other investment adviser.

         It is expected that, if the Exemptive Order is granted, it will be a condition to such exemption that, among other things, a majority of the outstanding voting securities of the Funds first approve the operation of the Funds as proposed in the Exemption Application, i.e., permitting the Adviser to enter into sub-advisory agreements with sub-advisers in the future without obtaining shareholder approval of each agreement. It is also expected that the Exemptive Order may include as a condition a requirement that, within 90 days after the hiring of any new sub-adviser or the implementation of any proposed material change in a Sub-Advisory Agreement, the Trust will furnish shareholders the information about the new sub-adviser and sub-advisory agreement that would have been included in a proxy statement relating to shareholder approval of such agreement.

         The Trust has applied for the Exemptive Order for several reasons. The Trust utilizes an adviser/sub-adviser management structure, in which the Adviser acts as the Funds' investment adviser, delegating the day-to-day portfolio management for the Funds to HIM. Under such a structure, HIM acts in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a sub-adviser. Specifically, HIM, like portfolio managers in a more traditional structure, manages the Funds' portfolios, under the oversight and supervision of the Adviser. If a new sub-adviser was retained, the Adviser would continue in its role as investment adviser and would continue to exercise oversight and supervision of the Funds' investment affairs as conducted by the new sub-adviser. Changing a Fund's sub-adviser is, therefore, analogous to replacing the portfolio manager of a single-manager managed fund, which does not require shareholder approval under the 1940 Act.

         In addition, given the Trust's management structure, the shareholder approval requirement under the 1940 Act may cause a Fund's shareholders to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees of the Trust believe that without the ability to employ promptly a new sub-adviser or re-employ promptly a current sub-adviser, as the case may be, investors' expectations may be frustrated and a Fund and its shareholders could be seriously disadvantaged under various circumstances, such as the following: (i) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable; (ii) where a sub-adviser has resigned; and (iii) where there has been a change in control of a sub-adviser resulting in the termination of the sub-advisory agreement.

         In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-advisory agreement, a Fund must convene a shareholder's meeting, which invariably involves considerable delay and expense. Where the Adviser has recommended replacement of a sub-adviser, and the Trustees of the Trust have determined that such replacement is necessary, the Fund could receive less than satisfactory sub-advisory services prior to the time that an agreement with a new sub-adviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a sub-adviser (events that, in many cases, are beyond the control of a Fund), the Fund may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage a new sub-adviser promptly, the Adviser might have to assume direct responsibility on a temporary basis for management of the assets previously managed by a sub-adviser.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 7.

PROPOSAL 8: APPROVAL OF A PROPOSED AMENDMENT TO THE TRUST'S DECLARATION OF TRUST
            TO PROVIDE FOR DOLLAR-BASED VOTING RIGHTS

         The Board of Trustees recommends that shareholders approve a proposed amendment to Article V, Section 5.9 of the Trust's Declaration of Trust ("Declaration of Trust") to provide that voting rights be based on the value of a shareholder's total dollar interest in a Fund rather than on the number of shares owned. If the change is approved by shareholders of each Fund, Article V,
Section 5.9 of the Declaration of Trust will be amended to read as follows (proposed additions are underscored and deletions are stricken):



                    ARTICLE V: SHARES OF BENEFICIAL INTEREST


                 Section 5.9 Voting Powers The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12;
         (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2; (iii) with respect to termination of the Trust or a Series thereof as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in
         Section 8.3; (v) with respect to any merger, consolidation or sale of assets as provided in Section 8.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and
         (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-Laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share (or fractional Share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the Share (or fractional Share) in United States dollars determined at the close of business on the record date (for example, a Share having a net asset value of $10.50 would be entitled to 10.5 votes). On any matter submitted to Shareholders all shares shall be voted in the aggregate and not by individual Series except (1) when required by the 1940 Act or any rule thereunder Shares shall be voted by individual Series or Class and (2) when the Trustees shall have determined that the matter affects only the interests of one or more Series or Classes thereof, then only the Shareholders of such Series or Classes thereof shall be entitled to vote thereon. The Trustees may, in conjunction with the establishment of any Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

         Discussion. The Trust is an open-end management investment company organized as a Massachusetts business trust. Currently, the Trust has thirteen Funds. Shareholders of each Fund vote separately on matters concerning only that Fund and all Funds in the Trust vote together on matters that affect the Trust as a whole, such as the election of trustees. Under the current Declaration of Trust, each share is entitled to one vote regardless of the relative value of the shares of each Fund in the Trust. The original intent of the one share, one vote provision was to provide equitable voting rights as required by the 1940 Act. However, in a case where an investment company (such as the Trust) has several Funds, voting rights may be disproportionate since the net asset values per share of the separate Funds are different. The SEC has issued a "no-action" letter permitting investment companies to seek shareholder approval of a dollar-based voting system. The proposed amendment complies with the no-action letter.

         If approved, the amendment would provide a more equitable distribution of voting rights than the current one share, one vote system. The voting power of shareholders would be commensurate with the value of the shareholders' dollar investment rather than with the number of shares held. Under the current voting provisions, an investment in a Fund with a lower net asset value may have significantly greater voting power than the same dollar amount invested in a Fund with a higher net asset value. The table below shows a hypothetical example of an investment with a value of $1,000 in various funds:

------------------------------------------------------------------------------
                                                           NUMBER OF VOTES
------------------------------------------------------------------------------
     FUND          NET ASSET        NUMBER OF         1 SHARE/         DOLLAR-
                      VALUE           SHARES           1 VOTE           BASED
------------------------------------------------------------------------------
       A             $10.00           100.000          100.000          1,000
------------------------------------------------------------------------------
       B             $14.65           68.260           68.260           1,000
------------------------------------------------------------------------------
       C             $23.85           41.929           41.929           1,000
------------------------------------------------------------------------------
       D             $30.00           33.334           33.334           1,000
------------------------------------------------------------------------------

         In this example, the shareholder voting "Fund A" shares on a one share, one vote basis would have three times the voting power of the "Fund D" shares. Accordingly, a one share, one vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other Funds in the Trust. If dollar-based voting had been in effect, each shareholder in the example would have had 1,000 votes. Their voting power would be proportionate to their economic interest, which the Board of Trustees believes is a more equitable arrangement.

         The table below shows the net asset value and number of outstanding shares of each Fund as of the record date, October 1, 1999, and the impact of the proposed change to dollar-based voting:

--------------------------------------------------------------------------------
                                                           NUMBER OF VOTES
--------------------------------------------------------------------------------
                 CLASS AND NET      NUMBER OF         1 SHARE/         DOLLAR-
     FUND          ASSET VALUE        SHARES           1 VOTE           BASED
--------------------------------------------------------------------------------
 Balanced           N    $13             174,235         174,235       2,323,655
                    Inst $13           3,232,009       3,232,009      43,105,307
                    A    $13               6,057           6,057          80,777
--------------------------------------------------------------------------------
 Index              N    $29             701,054         701,054      20,612,890
                    Inst $29          15,529,170      15,529,170     456,619,258
--------------------------------------------------------------------------------
 Equity             N    $19             282,299         282,299       5,341,720
  Income            Inst $19           3,509,733       3,509,733      66,412,698
                    A    $19              13,917          13,917         263,329
--------------------------------------------------------------------------------
 GrowthN    $26      274,111             274,111       7,204,172
                    Inst $26           5,989,941       5,989,941     158,179,871
                    A    $26              18,699          18,699         491,214
--------------------------------------------------------------------------------
 Small-Cap          N    $27              22,131          22,131         604,384
  Value             Inst $27           4,302,905       4,302,905     117,731,345
                    A    $27                 323             323           8,809
--------------------------------------------------------------------------------
 Small-Cap          N    $19             261,212         261,212       4,993,388
  Opportunity       Inst $19          17,408,792      17,408,792     334,955,985
                    A    $19               1,030           1,030          19,693
--------------------------------------------------------------------------------
 International      N    $15             157,370         157,370       2,295,016
                    Inst $15          16,571,359      16,571,359     242,537,934
                    A    $15                 339             339           4,951
--------------------------------------------------------------------------------
 Emerging           N    $ 7              27,420          27,420         200,835
  Markets           Inst $ 7           3,783,485       3,783,485      27,841,505
                    A    $ 7                 570             570           4,173
--------------------------------------------------------------------------------
 Convertible        N    $25              13,448          13,448         331,599
  Securities        Inst $25           1,804,992       1,804,992      44,509,979
--------------------------------------------------------------------------------
 Tax-Exempt         N    $10             125,165         125,165       1,221,421
  Bond              Inst $10          15,132,668      15,132,668     147,662,509
--------------------------------------------------------------------------------

                                                           NUMBER OF VOTES
--------------------------------------------------------------------------------
                 CLASS AND NET      NUMBER OF         1 SHARE/         DOLLAR-
     FUND          ASSET VALUE        SHARES           1 VOTE           BASED
--------------------------------------------------------------------------------
 Bond               N    $10             372,541         372,541       3,589,444
                    Inst $10          17,905,804      17,905,804     172,523,205
                    A    $10               2,032           2,032          19,582
--------------------------------------------------------------------------------
 Intermediate       N    $10             274,159         274,159       2,821,228
  Tax-Exempt        Inst $10          18,919,847      18,919,847     194,687,932
  Bond
--------------------------------------------------------------------------------
 Intermediate       N    $16             318,651         318,651       5,012,797
  Government        Inst $16           6,076,236       6,076,236      95,589,879
  Bond              A    $16              12,424          12,424         195,456
--------------------------------------------------------------------------------


         Although shareholders' relative voting rights would change under the proposal with respect to voting on matters that affect the Trust, when voting on matters that only affect their Fund, shareholders would have the same relative voting rights as other shareholders in that Fund, since the net asset value of all shares of a particular Fund is the same. On Trust-wide votes in the future, shareholders who own shares with a lower net asset value than other Funds in the Trust would be giving shareholders of other Funds more voting power than they otherwise would have had.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 8.



PROPOSAL 9: OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         The Board of Trustees does not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the persons named in the proxy card will vote in accordance with their judgment.

                             ADDITIONAL INFORMATION

        Other Shareholder Information. The following persons were known by the Trust to own beneficially (with sole or shared voting or investment power) more than 5% of any class of shares of any Fund as of October 1, 1999:

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
 Balanced Fund      N       David P Sanes Money               26,740         15.35%
                            Purchase Plan
                            9451 N Lockwood Ave
                            Skokie, IL 60077

                            Harris Trust and                  25,811         14.81%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            William F Ottinger                13,078          7.51%
                            150 W Eugenie
                            Chicago, IL 60614

                            Kathy Richland                     8,817          5.06%
                            Photography Profit Sharing
                            839 Wrightwood
                            Chicago, IL 60614

                    Inst    Harris Trust and               3,231,062         99.97%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    A       James Mueller IRA                  2,188         36.12%
                            6 W Blackberry Ct
                            Streamwood, IL 60107

                            Carmello Saverino                  1,299         21.45%
                            855 Hermitage Drive
                            Addison, IL 60101

                            Michael D Robinson &                 841         13.88%
                            Holly J Robinson
                            641 Redwood Drive
                            Aurora, IL 60506

                            Madeline M Saverino IRA              771         12.72%
                            855 Hermitage Drive
                            Addison, IL 60101

                            Dorothy M Attermeyer IRA             511          8.43%
                            740 Woodside Avenue
                            Hinsdale, IL 60521

                                       35

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
                            Joyce C Podraza IRA                  303          5.00%
                            1919 Wildwood Circle
                            Glendale Heights, IL 60139

 Index Fund         N       Harris Trust and                  86,229         12.30%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    Inst    Harris Trust and              13,302,067         85.66%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            The University of              2,247,404         14.47%
                            Chicago Hospitals
                            5841 S Maryland Ave
                            Chicago, IL 60637

 Equity Income      N       Harris Trust and                  72,320         25.98%
 Fund                       Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            Eugene A Ligenza IRA              16,810          6.04%
                            590 Polynesian Dr
                            Des Plaines, IL 60016

                    Inst    Harris Trust and               3,617,849         99.67%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    A       Hiroshi Ito & Chiyo Ito            2,334         16.77%
                            1441 W Carmen Ave
                            Chicago, IL 60640

                            Robert A Miller IRA                1,203          8.65%
                            35 Dolly Avenue
                            Jeannette, PA 15644

                                       36

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
                            Carmello Saverino IRA              1,183          8.50%
                            855 Hermitage Drive
                            Addison, IL 60101

                            Dong Seok Lee & Hi Ja Lee          1,148          8.25%
                            520 W Diversy
                            Addison, IL 60101

                            Judith A Jensen IRA                  820          5.89%
                            1747 N Washtenaw
                            Chicago, IL 60647

                            Madeline M Saverino IRA              702          5.04%
                            855 Hermitage Drive
                            Addison, IL 60101

 Growth Fund        N       Harris Trust and                  28,848         10.52%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            GSB & Co                          15,026          5.48%
                            c/o Trust Dept
                            800 Waukegan Rd
                            Glenview, IL 60025

                    Inst    Harris Trust and               5,964,124         99.57%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

 Small-Cap          N       Harris Trust and                   8,076         36.49%
 Value Fund                 Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            Charles Schwab & Co Inc            1,681          7.60%
                            Benefit of Customers
                            101 Montgomery St
                            San Francisco, CA 94110


                                       37

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
                            Anne S Lyman                       1,175          5.31%
                            Profit Sharing Plan
                            1510 Tower Rd
                            Winnetka, IL 60093

                    Inst    Harris Trust and               4,058,531         94.32%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    A       Vivian Sanchez and                   289         89.52%
                            Esther Sanchez Jt Ten
                            9609 Allande NE
                            Albuquerque, NM 87109

                            Lynn A Goldapske and                  33         10.37%
                            Jeffrey J Goldapske Jt Ten
                            N9618 Otte Ct
                            Appleton, WI 54915

 Small-Cap          N       Bank of America NT & SA           26,138         10.01%
 Opportunity                Laverne N Gaynor
 Fund                       Grandchildren's Trust
                            PO Box 513577
                            Los Angeles, CA 90051

                            Harris Trust and                  13,787          5.28%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    Inst    Harris Trust and              16,980,174         97.54%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    A       James D Emery IRA                    918         89.08%
                            708 Jackson Avenue
                            West Brownsville, PA 15417

                                       38

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
 International      N       Harris Trust and                  11,405          7.25%
 Fund                       Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            LaSalle National Bank             10,036          6.38%
                            Cust Barbara H Nielsen
                            PO Box 1443
                            Chicago, IL 60690

                            LaSalle National Bank             10,036          6.38%
                            Cust Philip R Nielsen
                            PO Box 1443
                            Chicago, IL 60690

                            Karen Toole Verbica Trust          8,158          5.18%
                            PO Box 7933
                            San Jose, CA 95150

                            LaSalle National Bank              8,127          5.16%
                            FBO Arthur C Nielsen Jr
                            PO Box 1443
                            Chicago, IL 60690

                    Inst    Harris Trust and              16,485,928         99.48%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    A       Susan M Schultz IRA                  299         88.06%
                            3855 Shoal Drive
                            Hanover Park, IL 60103

                            Thomas R Byrnes IRA                   40         11.70%
                            1512 S 61st Avenue
                            Cicero, IL 60804

 Emerging           N       Donald Gordon M Coxe               8,077         29.46%
 Markets Fund               1100 N Lakeshore
                            Chicago, IL 60611

                            David B Beatty IRA                 5,284         19.27%
                            201 Golf Terrace
                            Wilmette, IL 60091


                                       39

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
                            W O Leszinske and                  2,277          8.30%
                            C O Leszinske
                            180 E Pearson
                            Chicago, IL 60611

                            Ernest J Minarich IRA              1,572          5.73%
                            601 Shorewood Drive
                            Shorwood, IL 60431

                    Inst    Harris Trust and               3,670,932         97.03%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    A       Susan M Schultz IRA                  569         99.77%
                            3855 Shoal Drive
                            Hanover Park, IL 60103

 Convertible        N       Ronald J Sengstock                 1,872         13.92%
 Securities Fund            3901 E Pinnacle Peak Rd
                            Phoenix, AZ 85050

                            Marna Hanberg IRA                  1,835         13.65%
                            609 Charlemagne
                            Roselle, IL 60172

                            Barbara E Glore                    1,109          8.24%
                            1555 N Astor
                            Chicago, IL 60610

                            Bank of America                    1,009          7.51%
                            Securities LLC
                            600 Montgomery Street
                            San Francisco, CA 94111

                            George O Podd IRA                    977          7.26%
                            500 Crown Colony Ct
                            Des Moines, IA 50315

                            John W McCarter Jr Trust             857          6.37%
                            575 Thornwood Lane
                            Northfield, IL 60093


                                       40

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
                            Fred P Stewart &                     774          5.75%
                            Vivian M Stewart
                            PO Box 842
                            Bisbee, AZ 85603

                            Sharon A Schmidtke &                 758          5.64%
                            Daniel L Schmidtke
                            22479 N 77th Place
                            Scottsdale, AZ 85255

                    Inst    Harris Trust and               1,609,426         89.17%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            Pipe Fitters Retirement          185,880         10.30%
                            Fund Local 597
                            3800 Citibank Center
                            Tampa, FL 33610

 Tax-Exempt         N       Ann W Seigel                      13,449         10.74%
 Bond Fund                  27 Brainard Rd
                            West Hartford, CT 06117

                            N William Weinstein               13,209         10.55%
                            6515 Sunset Lane
                            Indianapolis, IN 46260

                            Harris Trust and                  10,750          8.59%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            Morton H Haffey Trust             10,629          8.49%
                            771 Watson Rd
                            Maple Park, IL 60151

                            Mark J Vandlik &                   6,629          5.30%
                            Kathleen Vandlik
                            144 South Sleight
                            Naperville, IL 60540


                                       41

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
                    Inst    Harris Trust and              14,901,549         98.47%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

 Bond Fund          N       Harris Trust &                   147,022         39.46%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            Carlos Garin and                  33,274          8.93%
                            Louise Garin Jt Ten
                            Bosque De Jacarandas
                            No 193
                            Bosque De Las Lomas
                            1170 Mexico DF

                            James K Pedersen IRA              18,749          5.03%
                            61 West Bailey Road
                            Naperville, IL 60565

                    Inst    Harris Trust and              16,479,576         92.03%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    A       Carol J Turner IRA                 1,735         85.37%
                            125 E San Miguel
                            Phoenix, AZ 85012

                            Dolores R Hathaway IRA               198          9.72%
                            108 N Reuter Ave
                            Arlington Heights, IL 60004

 Intermediate       N       Alpine Associates LP             196,088         71.52%
 Tax-Exempt                 100 Union Avenue
 Bond Fund                  Cresskill, NJ 07626

                            Harris Trust and                  20,996          7.66%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690


                                       42

                    CLASS                                     AMOUNT        PERCENT
                    OF      NAME AND ADDRESS OF           BENEFICIAL        OF FUND
 FUND               SHARES  BENEFICIAL OWNER               OWNERSHIP        CLASS *
-----------------------------------------------------------------------------------
                    Inst    Harris Trust and              18,704,143         98.86%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

 Intermediate       N       Harris Trust and                 175,393         55.04%
 Government                 Savings Bank
 Bond Fund                  Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                    Inst    Harris Trust and               4,907,568         80.77%
                            Savings Bank
                            Trust Customers
                            PO Box 755
                            Chicago, IL 60690

                            Lebcitco & Co                    525,123          8.64%
                            PO Box 59
                            Lebanon, OH 45036

                            Hospital for Joint Diseases      369,206          6.08%
                            Orthopedic Institute
                            Salaried Employee PP
                            301 E 17th St
                            New York, NY 10006

                    A       Marie C Learman                   11,862         95.47%
                            Declaration of Trust
                            752 Roger Road
                            Woodstock, IL 60098



         *To the extent that a shareholder is the beneficial owner of more than 25% of the outstanding shares of a Fund, that shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.

         Officers. Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualifed to serve. The following table sets forth certain information about the Trust's officers:


                                       43

NAME AND AGE AT       POSITION HELD         PRINCIPAL OCCUPATION(S)
OCTOBER 1, 1999       WITH THE TRUST        DURING THE PAST 5 YEARS
-------------------------------------------------------------------
Philip H. Rinnander   President             President and Chief Executive Officer
55                                          (June, 1999-Present) and Managing
                                            Director and Chief Financial Officer
                                            (1995-1999), Provident Distributors,
                                            Inc. (mutual fund distributor);
                                            President of NAVAID Financial
                                            Services (1995-1999) (broker-dealer);
                                            and Executive Vice-President of Core
                                            States Financial Corp. (banking)
                                            prior thereto.

Jason A. Greim        Vice President        Vice President (June, 1999-Present)
24                                          and Director of Mutual Fund
                                            Operations (1998-1999), Provident
                                            Distributors, Inc.; and Student, Drexel
                                            University prior thereto.

Gary M. Gardner       Secretary             Senior Vice President, PFPC Inc.
48                                          (mutual fund administrator); and
                                            Officer of certain investment
                                            companies.

Thomas J. Ryan        Treasurer and Chief   Vice President and Director of
58                    Financial Officer     Accounting, PFPC Inc.; and Officer
                                            of certain investment companies.

David C. Lebisky      Assistant             Administrative Officer, PFPC Inc.;
27                    Secretary             Officer of certain investment
                                            companies; and Legal Assistant,
                                            Drinker Biddle & Reath, LLP (law
                                            firm) prior thereto.

Linn Solano           Assistant             Assistant Vice Pesident and Senior
47                    Treasurer             Investment Accounting Manager,
                                            PFPC Inc.

         Proxy Solicitation. The Trust has retained Alamo Direct to solicit proxies for the Meeting. Alamo Direct is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $36,000, and will be paid by the Trust. The Trust will also pay the printing and postage costs of the solicitation.

         In addition to solicitation through the mail, proxies may be solicited by officers and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. The Trust will reimburse Alamo Direct, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owner of shares held of record by such persons.

         Reports to Shareholders and Financial Statements. The Trust's annual report for the fiscal year ended December 31, 1998 is available at no charge by writing to the Trust at Harris Insight Funds Trust, 400 Bellevue Parkway, Wilmington, Delaware 19809, or by calling the Trust toll-free at 1-800-982-8782.

         Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust or By-Laws. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                               By Order of the Board of Trustees





                                                                 Gary M. Gardner
                                                                       Secretary

                                   APPENDIX A


                          INVESTMENT ADVISORY CONTRACT


         Harris Insight Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company, and Harris Trust and Savings Bank, an Illinois bank (the "Adviser"), agree as follows:

         1. APPOINTMENT OF ADVISER. The Trust appoints the Adviser to furnish investment advisory and other services to the Trust for each of its series listed on Exhibit A hereto (the "Funds"), and the Adviser accepts that appointment, for the period and on the terms set forth below. In the event that the Trust establishes one or more portfolios other than the Funds named above with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement, it shall so notify the Trust in writing, whereupon Exhibit A shall be amended to include such portfolio as a Fund hereunder, and such portfolio shall be subject to the provisions of this Agreement to the same extent as the Funds named above except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Adviser) are modified with respect to such Fund in writing by the Trust and the Adviser at the time.

         2. SERVICES OF ADVISER.

         (a) INVESTMENT MANAGEMENT. Subject to the overall supervision and control of the Board of Trustees of the Trust (the "Board of Trustees"), the Adviser shall have supervisory responsibility for the general management and investment of the Funds' assets, giving due consideration to the investment policies and restrictions, portfolio transaction policies and the other statements concerning the respective Funds in the Trust's Declaration of Trust, Bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), to the provisions of the 1933 Act and the 1940 Act and rules and regulations thereunder, to the provisions of the Internal Revenue Code applicable to the Funds as regulated investment companies and to other applicable law (the "Investment Policies and Restrictions"). It is understood that the Adviser may enter into portfolio management contracts (each, a "Subadvisory Contract") on behalf of any or all Funds with one or more portfolio managers (each, a "Subadviser"). Any Subadviser, with the approval of the Adviser and of the Board of Trustees, may enter into sub-portfolio management contracts (each, a "Sub-subadvisory Contract") on behalf of any or all Funds with one or more other portfolio managers (each, a "Sub-subadviser"). Each Subadviser or Sub-subadviser or any successor to any of them shall have the responsibilities and duties set forth in Section 3 below and in its respective Subadvisory Contract or Sub-subadvisory Contract. As long as a Subadvisory Contract is in effect with respect to all or a portion of the assets of any Fund, the services provided by the Adviser with respect to those assets will be limited to the supervision and oversight of the performance of any Subadviser or Sub-subadviser under the Subadvisory Contract and any related Sub-subadvisory Contract.

         (b) MONITORING SUBADVISER. The Adviser shall monitor and evaluate the investment performance of the Subadviser and of any Sub-subadviser, and shall monitor the investment activities of the Subadviser and of any Sub-subadviser to ensure compliance with the Investment Policies and Restrictions.

         (c) REPORTS AND INFORMATION. The Adviser shall furnish to the Board of Trustees periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Board of Trustees or the officers of the Trust may reasonably request.

         (d) CUSTOMERS OF FINANCIAL INSTITUTIONS. It is understood that the Adviser may, but shall not be obligated to, provide, either directly or through agents, administrative and other services with respect to shareholders who are customers of the Adviser or its affiliates, including establishing shareholder accounts, assisting the Trust's transfer agent with respect to recording purchase and redemption transactions, advising shareholders about the status of their accounts, current yield and dividends declared and such related services as the shareholders or the Funds may request. It is further understood that the Adviser may, but shall not be obligated to, make payments from its own resources to other financial institutions that provide similar services to shareholders of the Funds that are customers of such institutions. Notwithstanding the foregoing, the Adviser shall not provide any distribution services to the Trust that the Adviser is legally precluded from providing under the Glass-Steagall Act or other applicable law.

         (e) UNDERTAKINGS OF ADVISER. The Adviser further agrees that it will:

         (i) Comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions and procedures adopted by the Board of Trustees from time to time;

         (ii) Select broker-dealers in accordance with guidelines established by the Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Adviser with research advice and other services);

         (iii) Maintain books and records with respect to the securities transactions of the Funds; and

         (iv) Treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust or to prior, present or potential shareholders, and will not use such records or information for any purpose other than in the performance of its responsibilities and duties hereunder, except (A) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, (B) when so requested by the Trust, (C) as required by tax authorities or (D) pursuant to a judicial request, requirement or order, provided that the Adviser takes reasonable steps to provide the Trust with prior notice in order to allow the Trust to contest such request, requirement or order.

         (f) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         (g) INDEPENDENT CONTRACTOR. The Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent of the Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way.

         3. SERVICES OF SUBADVISERS AND SUB-SUBADVISERS. Subject to the overall supervision and control of the Board of Trustees and the Adviser, any Subadviser or Sub-subadviser shall manage the investment and reinvestment of the assets of any Fund for which it has responsibility in accordance with the terms of a Subadvisory Contract or Sub-subadvisory Contract, giving due consideration to the Investment Policies and Restrictions applicable to the Fund. The Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser or Sub-subadviser to purchase, hold or sell a security for the portfolio of a Fund.

         4. EXPENSES BORNE BY TRUST. Except as otherwise provided in this Agreement or any other contract to which the Trust is a party, the Trust shall pay all expenses incidental to its organization, operations and business including, without limitation: all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities and other property, and of its transfer, shareholder recordkeeping, dividend disbursing and redemption agents, if any; all charges for equipment or services used for obtaining price quotations; all charges for accounting services provided to the Trust by the custodian, the Adviser or any other provider of accounting services; all expenses of portfolio pricing, net asset value computation and reporting portfolio information to the Adviser or Subadviser; all charges for services of administration; all charges of independent auditors and legal counsel; all compensation of the Trustees other than those affiliated with any entity providing advisory or administrative services to the Trust, and all expenses incurred in connection with their services to the Trust; all expenses of preparing, printing and distributing notices, proxy solicitation material and reports to shareholders of the Funds; all expenses of meetings of shareholders; all expenses of preparation and printing of annual or more frequent revisions of the Funds' prospectus(es) and of supplying each then existing shareholder or beneficial owner of shares of the Funds with a copy of such revised prospectus(es); all expenses related to preparing and transmitting certificates representing shares of the Funds, if any; all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; all costs of borrowing money; all taxes and corporate fees payable to Federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of registering and maintaining the registration of the Trust under the 1940 Act and of shares of the Funds under the 1933 Act, of qualifying and maintaining qualification of the Trust and of shares of the Funds for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities; all payments pursuant to a plan adopted on behalf of the Funds pursuant to Rule 12b-1 under the 1940 Act; all fees, dues and other expenses incurred by the Trust in connection with membership of the Trust in any trade association or other investment company organization; and extraordinary expenses. In addition the Funds shall pay all broker's commissions and other charges relating to the purchase and sale of portfolio securities or other assets of the Funds.

         5. ALLOCATION OF EXPENSES BORNE BY TRUST. Any expenses borne by the Trust that are attributable solely to the organization, operation or business of the Funds shall be paid solely out of assets of the Funds. Any expense borne by the Trust that is not solely attributable to the Funds, nor solely to any other portfolio of the Trust, shall be apportioned in such manner as the Trust or an administrator for the Trust determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

         6. EXPENSES BORNE BY ADVISER. The Adviser at its own expense shall furnish personnel, office space and office facilities and equipment required to render its services pursuant to this Agreement and shall be responsible for payment of the fees of the Subadviser pursuant to the Subadvisory Contract (but the Adviser shall not be responsible for any expenses such Subadviser may incur in connection with their performance of services for the Trust).

         7. COMPENSATION OF ADVISER. For the services to be rendered and the expenses to be assumed and to be paid by the Adviser under this Agreement, the Trust shall pay to the Adviser a fee, computed and accrued daily and payable on the first business day of each month, at the annual rates set forth on Exhibit A hereto for each Fund considered separately on a portfolio-by-portfolio basis.

         8. NON-EXCLUSIVITY. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

         9. STANDARD OF CARE. Neither the Adviser, nor any Subadviser, nor any of their respective directors, officers, agents or employees shall be liable or responsible to the Trust or its shareholders for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser or a Subadviser of its duties under this Agreement or a Subadvisory Contract, respectively, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser, respectively, or from reckless disregard by the Adviser or the Subadviser of its obligations and duties under this Agreement or the Subadvisory Contract, respectively.

         10. AMENDMENT. This Agreement may not be amended with respect to a particular Fund without the affirmative votes (a) of a majority of the Directors of the Trustees, including a majority of those Trustees who are not "interested persons" of the Trust or the Adviser and (b) of a "majority of the outstanding shares" of such Fund. The terms "interested person" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in Sections 2(a)(19) and 2(a)(42) of the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

         11. TERMINATION. This Agreement may be terminated as to any Fund, at any time, without payment of any penalty, by the Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund, upon at least 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon at least 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to a particular Fund for a period of two years from the date hereof and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of the Trust or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees or by a vote of a majority of the outstanding shares of such Fund.

         12. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. The names "Harris Insight Funds Trust" and "Trustees of Harris Insight Funds Trust" refer respectively to the Trust created and the Trustees as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 6, 1995 which is hereby referred to and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "Harris Insight Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are not made individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

         13. NOTICE. Any notice, demand, change of address or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows:

              To the Adviser:       Harris Trust and Savings Bank
                                    111 W. Monroe Street, 6W
                                    Chicago, IL 60603

                                    Telephone: 312.461.4088   Fax: 312.293.4291

              To the Trust:         Harris Insight Funds Trust
                                    Four Falls Corporate Center, 6th Floor
                                    West Conshohocken, PA 19428

                                    Telephone: 610.260.6533   Fax: 610.260.6535

         All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof.

         14. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to contracts executed and to be performed therein.

         15. REFERENCES AND HEADINGS. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "under this Agreement" shall be deemed to refer to this Agreement or this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: [November 29, 1999]
                                         HARRIS INSIGHT FUNDS TRUST

ATTEST:                                  By __________________________
                                         Name:
______________________, Secretary        Title:

                                         HARRIS TRUST AND SAVINGS BANK

ATTEST:                                  By __________________________
                                         Name:
______________________, Secretary        Title:

                                                                       EXHIBIT A

                           HARRIS INSIGHT FUNDS TRUST

                         INVESTMENT ADVISER COMPENSATION



-----------------------------------------------------------------------------
                   FUND (SERIES)                                FEE(1)
-----------------------------------------------------------------------------
 Equity Fund                                                    0.70
-----------------------------------------------------------------------------
 Equity Income Fund                                             0.70
-----------------------------------------------------------------------------
 Growth Fund                                                    0.90
-----------------------------------------------------------------------------
 Index Fund                                                     0.25
-----------------------------------------------------------------------------
 Small-Cap Opportunity Fund                                     1.00
-----------------------------------------------------------------------------
 Small-Cap Value Fund                                           0.80
-----------------------------------------------------------------------------
 International Fund                                             1.05
-----------------------------------------------------------------------------
 Emerging Markets Fund                                          1.25
-----------------------------------------------------------------------------
 Balanced Fund                                                  0.60
-----------------------------------------------------------------------------
 Convertible Securities Fund                                    0.70
-----------------------------------------------------------------------------
 Bond Fund                                                      0.65
-----------------------------------------------------------------------------
 Short-Intermediate Bond Fund                                   0.70
-----------------------------------------------------------------------------
 Intermediate Government Bond Fund                              0.65
-----------------------------------------------------------------------------
 Tax-Exempt Bond Fund                                           0.60
-----------------------------------------------------------------------------
 Intermediate Tax-Exempt Bond Fund                              0.60
-----------------------------------------------------------------------------
 Money Market Fund                                     1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------
 Tax-Exempt Money Market Fund                          1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------
 Government Money Market Fund                          1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------



-----------------
(1)   Calculated as a percentage of average daily net assets for each portfolio.

                                   APPENDIX B

                          PORTFOLIO MANAGEMENT CONTRACT

         Harris Trust and Savings Bank (the "Adviser"), an Illinois bank and Harris Investment Management, Inc., (the "Subadviser") a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), agree as follows:

         1. APPOINTMENT OF SUBADVISER. The Adviser appoints the Subadviser to furnish investment advisory and other services to the Harris Insight Funds Trust (the "Trust") for its series listed on Exhibit A hereto (the "Funds") and the Subadviser accepts that appointment for the period and on the terms set forth below.

         2. SERVICES OF SUBADVISER.

         (a) INVESTMENT MANAGEMENT. Subject to the overall control of the Board of Trustees of the Trust (the "Board of Trustees") and the Adviser, the Subadviser shall have supervisory responsibility for the general management and investment of the assets of the Funds giving due consideration to the investment policies and restrictions, portfolio transaction policies and the other statements concerning the respective Funds in the Trust's Declaration of Trust, by-laws and registration statements under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), to the provisions of the 1933 Act and the 1940 Act and rules and regulations thereunder, to the provisions of the Internal Revenue Code applicable to the Funds as regulated investment companies and to other applicable law (the "Investment Policies and Restrictions"). It is understood that the Subadviser, with the approval of the Adviser and the Board of Trustees, may enter into sub-portfolio management contracts (each, a Contract") on behalf of any or all Funds with one or more other portfolio managers (each, a "Sub-subadviser"). Each Sub-subadviser or any successor to a Sub-subadviser shall have the responsibilities and duties set forth in Section 3 below and in its respective Sub-subadvisory Contract. As long as a Sub-subadvisory Contract is in effect with respect to all or a portion of the assets of any Fund, the services provided by the Subadviser with respect to those assets will be limited to the supervision and oversight of the Sub-subadviser's performance under the Sub-subadvisory Contract.

         (b) MONITORING SUB-SUBADVISER. The Subadviser shall monitor and evaluate the investment performance of any Sub-subadviser, and shall monitor the investment activities of any Sub-subadviser to ensure compliance with the Investment Policies and Restrictions.

         (c) REPORTS AND INFORMATION. The Subadviser shall furnish to the Adviser periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Adviser or the Board of Trustees or the officers of the Trust may reasonably request.

         (d) UNDERTAKINGS OF SUBADVISER. The Subadviser further agrees that it will:

                 (i) At all times be duly registered as an investment adviser under the Investment Advisers Act of 1940 and be duly registered and qualified under other securities legislation in each jurisdiction where such registration or qualification is required, whether as portfolio manager, investment counsel or such other category as may be required;

                 (ii) Comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions and procedures adopted by the Board of Trustees from time to time;

                 (iii) Select broker-dealers in accordance with guidelines established by the Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Subadviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Subadviser with research advice and other services);

                 (iv) Maintain books and records with respect to the securities transactions of the Funds;

                 (v) Treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust or to prior, present or potential shareholders, and will not use such records or information for any purpose other than in the performance of its responsibilities and duties hereunder, except (A) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, (B) when so requested by the Trust, (C) as required by tax authorities or (D) pursuant to a judicial request, requirement or order, provided that the Subadviser takes reasonable steps to provide the Trust with prior notice in order to allow the Trust to contest such request, requirement or order.

         (e) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         (f) INDEPENDENT CONTRACTOR. The Subadviser shall for all purposes herein be deemed to be an independent contractor and not an agent of the Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way.

         3. SERVICES OF SUB-SUBADVISER. Subject to the overall supervision and control of the Board of Trustees, the Adviser and the Subadviser, any Sub-subadviser shall manage the investment and reinvestment of the assets of any Fund for which it has responsibility in accordance with the terms of its Sub-subadvisory Contract, giving due consideration to the Investment Policies and Restrictions applicable to the Fund. Neither the Adviser nor the Subadviser shall be responsible or liable for the investment merits of any decision by a Sub-subadviser to purchase, hold or sell a particular security for the portfolio of a Fund.

         4. UNDERTAKINGS OF ADVISER. The Adviser will:

         (a) Furnish to the Subadviser promptly a copy of each amendment to the registration statement of the Trust under the 1940 Act and the 1933 Act and of each prospectus and statement of additional information relating to the Fund and any supplement thereto;

         (b) Inform the principal custodian of the Funds (the "Custodian") (currently PFPC Trust Company) of the appointment of the Subadviser as investment subadviser and portfolio manager of the Funds;

         (c) Instruct the Custodian to cooperate with the Subadviser in the provision of custodial services to the Funds; and

         (d) Provide the Subadviser with all information that the Subadviser may reasonably require insofar as it relates to the custodial arrangements in connection with this Agreement.

         5. EXPENSES BORNE BY SUBADVISER. The Subadviser at its own expense shall furnish personnel, office space and office facilities and equipment required to render its services pursuant to this Agreement.

         6. COMPENSATION OF SUBADVISER. For the services to be rendered and the expenses to be assumed and to be paid by the Adviser under this Agreement, the Adviser shall pay to the Subadviser a fee, computed and accrued daily and payable on the first business day of each month, at the annual rates set forth on Exhibit A hereto for each Fund considered separately on a portfolio-by-portfolio basis.

         7. NON-EXCLUSIVITY. The services of the Subadviser to the Trust under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

         8. STANDARD OF CARE. Neither the Subadviser, nor any of its directors, officers, agents or employees shall be liable or responsible to the Trust or its shareholders for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part or from reckless disregard of its obligations and duties under this Agreement.

         9. INSPECTION. The Adviser (or any authorized agent of the Adviser as advised in writing to the Subadviser) shall have a right to audit, inspect and photocopy documents (and remove such photocopies) relating to investment subadvisory and portfolio management services performed under this Agreement, during normal business hours of the Subadviser.

         10. AUTHORIZED PERSONS.

         (a) The Subadviser is authorized to accept instructions and directions with respect to this Agreement signed by any one of ______________ of the Adviser. The Adviser will notify the Subadviser of any changes in its officers empowered to act under this Agreement.

         (b) The Adviser is authorized to accept instructions and directions with respect to this Agreement signed by any Senior Partner or Partner of the Subadviser. The Subadviser will notify the Adviser of any changes in its officers empowered to act under this Agreement.

         (c) The Subadviser will advise the Custodian of the names of persons from whom the Custodian is authorized to accept instructions regarding investment transactions.

         11. USE OF SUBADVISER'S NAME AND MARKS. The Subadviser grants to the Adviser and the Trust the right to use, in marketing, promotional and advertising materials of the Adviser or the Trust, any registered trademarks, logos or other marks that the Subadviser uses in advertising and publicizing itself and its services as a portfolio manager or investment counsel. Any such material shall be subject to the approval by the Subadviser as to form and content prior to its use by the Adviser or the Trust. The Subadviser consents to the disclosure, in documents relating to the Funds, of its name as the investment sub-adviser and portfolio manager of the assets of the Funds.

         12. AMENDMENT. This Agreement may not be amended with respect to a particular Fund without the affirmative votes (a) of a majority of the Directors of the Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, the Adviser or the Subadviser and (b) of a "majority of the outstanding shares" of such Fund. The terms "interested person" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in Sections 2(a)(19) and 2(a)(42) of the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

         13. TERMINATION. This Agreement may be terminated as to any Fund, at any time, without payment of any penalty, by the Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund, upon at least 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon at least 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to a particular Fund for a period of two years from the date hereof and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of the Trust, the Adviser or the Subadviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees or by a vote of a majority of the outstanding shares of such Fund.

         14. NOTICE. Any notice, demand, change of address or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows:

              To the Subadviser:    Harris Investment Management, Inc.
                                    190 S. LaSalle Street, 4th Floor
                                    Chicago, IL 60603
                                    Telephone: 312.461.7699   Fax: 312.461.6268

              To the Adviser:       Harris Trust and Savings Bank
                                    111 W. Monroe Street, 6W
                                    Chicago, IL 60603
                                    Telephone: 312.461.4088   Fax: 312.293.4291

              To the Trust:         Harris Insight Funds Trust
                                    Four Falls Corporate Center, 6th Floor
                                    West Conshohocken, PA 19428
                                    Telephone: 610.260.6533   Fax: 610.260.6535

         All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof.

         15. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Trust, which shall have all rights against the Subadviser as would pertain to it if this Agreement were directly between the Trust and the Subadviser.

         16. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to contracts executed and to be performed therein.

         17. REFERENCES AND HEADINGS. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "under this Agreement" shall be deemed to refer to this Agreement or this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: [November 29, 1999]
                                         HARRIS TRUST AND SAVINGS BANK

ATTEST:                                  By __________________________
                                         Name:
______________________, Secretary        Title:

                                         HARRIS INVESTMENT
                                         MANAGEMENT, INC.

ATTEST:                                  By __________________________
                                         Name:
______________________, Secretary        Title:

                                                                       EXHIBIT A

                           HARRIS INSIGHT FUNDS TRUST

                         PORTFOLIO MANAGER COMPENSATION



-----------------------------------------------------------------------------
                   FUND (SERIES)                               FEE(1)
-----------------------------------------------------------------------------
 Equity Fund                                                    0.70
-----------------------------------------------------------------------------
 Equity Income Fund                                             0.70
-----------------------------------------------------------------------------
 Growth Fund                                                    0.90
-----------------------------------------------------------------------------
 Index Fund                                                     0.25
-----------------------------------------------------------------------------
 Small-Cap Opportunity Fund                                     1.00
-----------------------------------------------------------------------------
 Small-Cap Value Fund                                           0.80
-----------------------------------------------------------------------------
 International Fund                                             1.05
-----------------------------------------------------------------------------
 Emerging Markets Fund                                          1.25
-----------------------------------------------------------------------------
 Balanced Fund                                                  0.60
-----------------------------------------------------------------------------
 Convertible Securities Fund                                    0.70
-----------------------------------------------------------------------------
 Bond Fund                                                      0.65
-----------------------------------------------------------------------------
 Short-Intermediate Bond Fund                                   0.70
-----------------------------------------------------------------------------
 Intermediate Government Bond Fund                              0.65
-----------------------------------------------------------------------------
 Tax-Exempt Bond Fund                                           0.60
-----------------------------------------------------------------------------
 Intermediate Tax-Exempt Bond Fund                              0.60
-----------------------------------------------------------------------------
 Money Market Fund                                     1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------
 Tax-Exempt Money Market Fund                          1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------
 Government Money Market Fund                          1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------



-----------------
(1)  Calculated as a percentage of average daily net assets for each portfolio.

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                          HARRIS INSIGHT BALANCED FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                            HARRIS INSIGHT INDEX FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B


                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                        HARRIS INSIGHT EQUITY INCOME FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

         01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
         02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                           HARRIS INSIGHT GROWTH FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

      01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
      02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                       HARRIS INSIGHT SMALL-CAP VALUE FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.



________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                        HARRIS INSIGHT INTERNATIONAL FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.



________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B


                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

1.   Election of Trustees:

      01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
      02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                      HARRIS INSIGHT EMERGING MARKETS FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.



________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B


                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                   HARRIS INSIGHT CONVERTIBLE SECURITIES FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                       HARRIS INSIGHT TAX-EXEMPT BOND FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.



________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B


                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                            HARRIS INSIGHT BOND FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.




________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.




________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.   Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B

PROXY CARD                                                            PROXY CARD
                           HARRIS INSIGHT FUNDS TRUST
                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.



________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any
                                                                          , 1999
________________________________________________________________________________
Date                                                                      10009B



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1.       Election of Trustees:

     01  Edgar R. Fiedler 03  Valerie B. Jarrett      05  Ernest M. Roth
     02  C. Gary Gerst    04  John W. McCarter, Jr.   06  Paula Wolff

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

3. Approval of certain changes to the Fund's fundamental investment restrictions:

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration, (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities,
     (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

      FOR           WITHHOLD      FOR  ALL
      ALL             ALL          EXCEPT
      [ ]             [ ]           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:

4.   Approval of a Master Fund/Feeder Fund structure.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

5.   Approval of Investment Advisory Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

6.   Approval of Portfolio Management Contract.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

7. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining shareholder approval.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]

8. Approval of a proposed amendment to the Trust's declaration of trust to provide for dollar-based voting rights.

     FOR           AGAINST       ABSTAIN
     [ ]             [ ]           [ ]


  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                          10009B